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   SUPPLEMENT DATED JUNE 3, 2009 TO THE PROSPECTUS DATED FEBRUARY 2, 2009 OF:

      SELIGMAN COLORADO MUNICIPAL CLASS, SELIGMAN GEORGIA MUNICIPAL CLASS, SELIGMAN LOUISIANA MUNICIPAL CLASS, SELIGMAN MARYLAND MUNICIPAL CLASS,
   SELIGMAN MASSACHUSETTS MUNICIPAL CLASS, SELIGMAN MICHIGAN MUNICIPAL CLASS,
        SELIGMAN MISSOURI MUNICIPAL CLASS, SELIGMAN OHIO MUNICIPAL CLASS, SELIGMAN OREGON MUNICIPAL CLASS AND SELIGMAN SOUTH CAROLINA MUNICIPAL CLASS,
             EACH A SERIES OF SELIGMAN MUNICIPAL FUND SERIES, INC.;

 SELIGMAN FLORIDA MUNICIPAL SERIES AND SELIGMAN NORTH CAROLINA MUNICIPAL SERIES,
                EACH A SERIES OF SELIGMAN MUNICIPAL SERIES TRUST;

                  SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.; AND

                   SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

                                (EACH, A "FUND")

At a Special Meeting of Shareholders held on June 2, 2009, shareholders who owned shares of a Fund on April 3, 2009 approved the merger of that Fund into Seligman National Municipal Class, a series of Seligman Municipal Fund Series, Inc. It is anticipated that the merger of each Fund into Seligman National Municipal Class will occur in the third quarter of 2009. Seligman National Municipal Class seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. For more information about Seligman National Municipal Class, please call 1-800-221-2450 for a prospectus.